UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Tower, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2016

EXPLANATORY NOTE:

The Registrant is filing this amendment to its Form N-CSRS for the period ended April 30, 2016, originally filed with the Securities and Exchange Commission on July 6, 2016, (Accession 0001193125-16-642119) to revise the Semi-Annual Report of Green Owl Intrinsic Value Fund and Dana Small Cap Equity Fund solely with regard to the section entitled “Investment Advisory Agreement Approval” in the Additional Information section of the report. The sole purpose of this amendment is to include such revised information. Other than the aforementioned revision, this Form N-CSRS/A does not reflect events occurring after the filing of the original Form N-CSRS, or modify or update the disclosures therein.

Item 1 (as supplemented herein) and Items 2 through 12(a)(1) to this Form N-CSRS are incorporated by reference to the Form N-CSRS filed on EDGAR on July 6, 2016 (Accession 0001193125-16-642119).

VALUED ADVISERS TRUST

GREEN OWL INTRINSIC VALUE FUND

SUPPLEMENT TO THE

SEMI-ANNUAL REPORT DATED APRIL 30, 2016

ADVISORY AGREEMENT APPROVAL

At a meeting held on December 8-9, 2015, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement (the “Agreement”) between Valued Advisers Trust (the “Trust”) and Kovitz Investment Group Partners, LLC (the “Adviser” or “KIG Partners”) with respect to the Green Owl Intrinsic Value Fund (the “Fund”). KIG Partners provided written information to the Board to assist the Board in its considerations.

The Board discussed the existing arrangements between Kovitz Investment Group, LLC (“Kovitz”) and the Trust with respect to the Fund, as well as the anticipated arrangements once KIG Partners assumes responsibilities as investment adviser. The Board reviewed a memorandum from counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Agreement.

The Trustees acknowledged that, although they were considering the Agreement with a new adviser, in this case they were able to rely in part on their past experience with Kovitz in managing the Fund, due to the fact that the personnel and management of KIG Partners is expected to be the same as that currently in place at Kovitz. They reflected upon their experience with Kovitz, including the information furnished for the Board’s review and consideration in the past at regular Board meetings, as well as information specifically prepared and/or presented in connection with the current approval process, including information presented at the meeting.

The Board noted that it had recently conducted an annual review and approval of the Investment Advisory Agreement between the Trust and Kovitz with respect to the Fund at its quarterly meeting held on June 2-3, 2015 and that certain of the comparative information was also available to it upon which it would also base its consideration of the Agreement. The Board requested and was provided with information and reports relevant to the consideration of the approval of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by the Adviser addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors to be considered and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested, received and/or accessed various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund and composite performance of other accounts managed by the Adviser; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) conflicts of interest and benefits to be realized by the Adviser from its relationship with the Fund. In considering the foregoing, the Board also considered the impact, if any, that the acquisition of Kovitz by KIG Partners would have on the ability of KIG Partners to continue to provide a similar level and quality of services to the Fund and its shareholders as had previously been provided by Kovitz. The Trustees noted that KIG Partners did not have any operating history and therefore a particular factor may not in and of itself be relevant from a historical perspective. However, as the Trustees had observed, the personnel of Kovitz, including those responsible for managing the Fund, would continue in similar capacities with KIG Partners and it was represented that no significant changes to operations or day-to-day management were anticipated. Accordingly, the Trustees expressed the view that the previous experiences of Kovitz were relevant to their consideration of each of the factors described below with respect to their approval of the Agreement. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by KIG Partners. In this regard, the Board considered responsibilities that KIG Partners would have under the Agreement. The Trustees considered the services proposed to be provided by KIG Partners to the Fund and their experience with Kovitz, the current adviser to the Fund, in providing similar services, including without limitation: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, the coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund and grow its assets. The Trustees considered Kovitz’s continuity of, and commitment to retain, qualified personnel and the fact that KIG Partners appeared to have this same level of commitment, Kovitz’s past and KIG Partners’ anticipated commitment to maintain its resources and systems, and Kovitz’s past and KIG Partners’ anticipated cooperation with the Board and counsel for the Fund. The Trustees considered the anticipated KIG Partners’ personnel, including the education and experience of the personnel and KIG Partners’ compliance program, policies and procedures. The Trustees specifically acknowledged the fact that the personnel associated with the day-to-day management of the Fund is not anticipated to change. After considering the foregoing information and further information in the meeting materials provided by Kovitz and KIG Partners, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by KIG Partners will be satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and KIG Partners. In considering the investment performance of the Fund and Kovitz, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of Kovitz’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance for the one-year, three-year, and since inception periods ending October 31, 2015 was currently below that of the benchmark index. However, the Trustees noted that the Fund’s performance for the one-year period ending March 31, 2015, which was most recently considered at the June 2-3, 2015 Board meeting, as compared to the relevant peer group was below average for only the one year time frame, but that for the since inception period, the Fund’s performance was well above average and that for other shorter periods the performance was comparable. The Trustees also considered the performance of Kovitz on a year over year basis for periods ending December 31st, and they observed that the Fund’s performance, when coupled with that of the composite of separate accounts managed by Kovitz in a manner similar to that utilized by the Fund, had on an annualized basis outperformed the relevant Morningstar peer group and the relevant benchmark and that it had performed well relative to certain select peers identified by Kovitz as competitive funds. The Trustees also considered the performance of Kovitz’s separate accounts that were managed in a manner similar to that of the Fund and they noted that the performance was very comparable and that any differences were reasonable in light of the circumstances and that this observation was consistent based on recent data, as well as data provided at the June 2-3, 2015 meeting. After reviewing and discussing the investment performance of the Fund further, Kovitz’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and Kovitz was satisfactory.

3.	The costs of the services to be provided and profits to be realized by KIG Partners from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by KIG Partners from the relationship with the Fund, the Trustees considered: (1) KIG Partners’ financial condition; (2) the asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Kovitz regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for KIG Partners in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds, noting that many of the funds included in the comparison had much higher asset levels than the Fund. Based on information from the Board’s June 2-3, 2015 meeting, the Trustees noted that the Fund’s management fee was among the highest in its peer group (and it was higher than its peer average and median), although they noted that the net expense ratio was below the peer average and median as a result of Kovitz’s contractual commitment to limit the expenses of the Fund. The Trustees acknowledged the commitment of KIG Partners to continue to limit the expenses of the Fund under the same terms going forward. The Trustees considered the services provided to the Fund in light of the advisory fees and the peer group fee data and concluded that the fee was within an acceptable range. The Trustees noted that the management fee was generally less than what Kovitz charges to its separate account clients who had investment strategies and objectives similar to the Fund. Based on the foregoing, the Board concluded that the fees to be paid to KIG Partners by the Fund and the profits to be realized by KIG Partners, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by KIG Partners.

4.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s proposed fee arrangements with KIG Partners, noting that the proposed fees are the same as the current fees paid to Kovitz. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than KIG

Partners. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by KIG Partners.

5.	Possible conflicts of interest and benefits to KIG Partners. In considering KIG Partners’ anticipated practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel to be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or KIG Partners’ other accounts; and the substance and anticipated administration of KIG Partners’ code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to potential conflicts of interest. The Trustees noted that Kovitz does not utilize soft dollars and that KIG Partners also would not. The Trustees noted that KIG Partners would benefit from the Fund in that it is able to utilize the Fund as a vehicle into which to direct advisory clients with small account balances after the closing of the acquisition of Kovitz. The Trustees also noted that Kovitz executes trades for the Fund through its affiliated broker dealer and that it is able to benefit from certain hardware, software, administrative and reporting tools that its affiliated broker dealer receives. The Trustees discussed the representation by Kovitz that the affiliated broker dealer’s current principals will continue as officers and will remain in control of its operations, and that trades will be placed through the affiliated broker dealer on a going forward basis. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to KIG Partners. Based on the foregoing, the Board determined that the standards and practices of KIG Partners relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the Agreement between the Trust and the Adviser.

VALUED ADVISERS TRUST

DANA SMALL CAP EQUITY FUND

SUPPLEMENT TO THE

SEMI-ANNUAL REPORT DATED APRIL 30, 2016

ADVISORY AGREEMENT APPROVAL

At a meeting held on September 9-10, 2015, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement (the “Agreement”) between Valued Advisers Trust (the “Trust”) and Dana Investment Advisors, Inc. (the “Adviser” or “Dana”) with respect to the Dana Small Cap Equity Fund (the “Fund”). Dana provided written information to the Board to assist the Board in its considerations.

The Board discussed the proposed contractual arrangements between Dana and the Trust with respect to the Fund. Trust counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in the memorandum from his firm, including the factors to be considered, and the application of those factors to Dana. The Trustees reflected upon their experience with Dana in managing another series of the Trust, including the information and various reports provided by Dana at previous meetings of the Board. They also considered the information provided for their review in advance of the meeting, which included, among other things, a letter from counsel to Dana, Dana’s response to that letter, financial statements of Dana, Dana’s Form ADV Part I and II, Dana’s Compliance Manual, and a certification regarding Dana’s Code of Ethics.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered responsibilities that Dana would have under the Agreement. The Trustees considered the services proposed to be provided by Dana to the Fund, including without limitation: Dana’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the efforts of Dana during the Fund’s start-up phase, its anticipated coordination of services for the Fund among the Fund’s service providers, and its anticipated efforts to promote the Fund and grow its assets. The Trustees considered Dana’s continuity of, and commitment to retain, qualified personnel and Dana’s commitment to maintain and enhance its resources and systems, and Dana’s cooperation with the Board and counsel for the Fund. The Trustees acknowledged their reliance, in part, on their experience with Dana in its management of another series of the Trust. The Trustees considered Dana’s personnel, including the education and experience of Dana’s personnel and Dana’s compliance program, policies and procedures. After considering the foregoing information and further information in the meeting materials provided by Dana (including Dana’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by Dana will be satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. The Board noted that while the Fund had not commenced operations and thus did not have investment performance information to review, the Board could consider the investment performance of the Adviser in managing accounts similar to the manner in which the Fund would be managed. The Board reviewed performance history of Dana’s small cap composite and observed that relative to the peer group presented, returns for Dana’s strategy ranked at or near the top for the recent quarter, six months, and 1 year periods. After reviewing the performance, the Board concluded, in light of the foregoing factors, that the investment performance of Dana was satisfactory.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In this regard, the Board considered: the financial condition of Dana and the level of commitment to the Fund and Dana by the principals of Dana; the projected asset levels of the Fund; Dana’s payment of startup costs for the Fund; and the overall anticipated expenses of the Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for Dana in managing the Fund. The Board compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the anticipated size of the Fund and the nature of the investment strategy and markets invested in, among other factors. The Board determined that the management fee is slightly higher than the average and median of its anticipated peer group, but that, in light of the contractual expense limitation agreement the Fund’s anticipated expense ratio is lower than the average and median of its peer group. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Dana by the Fund were fair and reasonable.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with Dana. The Board noted that the management fee would stay the same as asset levels increased, although it also noted that the shareholders of the Fund would benefit from the expense limitation agreement. The Board also noted that the Fund would benefit from economies of scale under the Trust’s agreements with service providers other than Dana. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with Dana were fair and reasonable in relation to the nature and quality of the services to be provided by Dana.

5.

Possible conflicts of interest and benefits to the Adviser. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Dana’s other accounts; the substance and administration of Dana’s code of ethics and other relevant policies described in Dana’s Form ADV. With respect to benefits to Dana (in addition to the fees under the Agreement), the Board noted that Dana would benefit from its relationship with the Fund as the Fund would provide some level of cost efficiency by putting smaller clients into the Fund. The Board also noted

that Dana would benefit from the use of soft dollars with respect to the Fund. Following further consideration and discussion, the Board indicated that Dana’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the anticipated benefits to be realized by Dana from managing the Fund were acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the Agreement between the Trust and the Adviser.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date 12/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date 12/5/2016

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date 12/5/2016